UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 20, 2023
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Main Street Capital Corporation
(Exact name of registrant as specified in its charter)

Maryland	001-33723	41-2230745
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Post Oak Boulevard, 8th Floor, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   713-350-6000
Not Applicable
___________________________________________________________________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MAIN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective March 20, 2023, Kay Matthews resigned as a member of the Board of Directors (the “Board”) of Main Street Capital Corporation (“Main Street”) and its committees. Ms. Matthews also withdrew as a director-nominee for election at Main Street’s 2023 Annual Meeting of Stockholders to be held on May 1, 2023 (including any adjournments or postponements thereof, the “Annual Meeting”).
Ms. Matthews’ decision to resign was not the result of any disagreement with Main Street, the Board or management on any matter relating to Main Street’s operations, policies or practices. In connection with Ms. Matthews’ resignation, the Board reduced the number of directors that constitutes the full Board from eight to seven directors effective immediately following the effectiveness of Ms. Matthews’ resignation.
Other than Ms. Matthews, the director-nominees named in Main Street’s Definitive Proxy Statement dated March 20, 2023 (the “Proxy Statement”) will stand for election at the Annual Meeting. Notwithstanding Ms. Matthews’ resignation and withdrawal as a director-nominee, Main Street’s stockholders eligible to vote at the Annual Meeting may continue to use the form of proxy card included with the distribution of the Proxy Statement to vote their shares as to the Board’s remaining nominees and the other matters being voted on at the Annual Meeting. Previously voted proxies remain valid, other than with respect to Ms. Matthews; any votes that are submitted with respect to Ms. Matthews’ election (either voting “For”, “Against” or “Abstain”) will be disregarded. Main Street’s proxy materials for the Annual Meeting are hereby deemed amended to remove Ms. Matthews as a director-nominee for the Annual Meeting.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Main Street Capital Corporation

Date: March 20, 2023	By:	/s/ Jason B. Beauvais
Name: Jason B. Beauvais
Title: General Counsel